                                                                    Exhibit 99.1



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            ( 18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of HMI Industries Inc. (the "Company") on Form 10-Q (the "Report") for the fiscal quarter ended March 31, 2003 as filed with the Securities and Exchange Commission, I, James R. Malone, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                  /s/ James R. Malone
                                                  -------------------
                                                  James R. Malone
                                                  Chief Executive Office
                                                  May 14, 2003



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